UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 19, 2005


                  Citibank (South Dakota), National Association
                                  on behalf of
                       Citibank Credit Card Master Trust I
          (Issuer in respect of the Citibank Credit Card Master Trust I
       7.25% Class A Credit Card Participation Certificates, Series 1994-2
       7.50% Class B Credit Card Participation Certificates, Series 1994-2 Floating Rate Class A Credit Card Participation Certificates, Series 1996-6 Floating Rate Class B Credit Card Participation Certificates, Series 1996-6 Floating Rate Class A Credit Card Participation Certificates, Series 1997-4 Floating Rate Class B Credit Card Participation Certificates, Series 1997-4
       6.05% Class A Credit Card Participation Certificates, Series 1998-2 6.20% Class B Credit Card Participation Certificates, Series 1998-2
      5.875% Class A Credit Card Participation Certificates, Series 1999-2 6.150% Class B Credit Card Participation Certificates, Series 1999-2
       6.10% Class A Credit Card Participation Certificates, Series 1999-5
       6.30% Class B Credit Card Participation Certificates, Series 1999-5
               Credit Card Participation Certificate, Series 2000
                       (collectively, the "Certificates"))
               (Exact name of registrant as specified in charter)


     United States of America                         46-0358360
     ------------------------                      ----------------
     (State or other juris-                        (I.R.S. Employer
     diction of incorporation)                    Identification No.)


      33-41055, 33-43576, 33-62180, 33-77802, 33-84834, 33-97664, 33-99328,
      333-38803, 333-80743, 333-52984, 333-91326, 333-103013 and 333-121228
                            (Commission File Numbers)

       701 East 60th Street, North
       Sioux Falls, South Dakota                        57117
       ----------------------------                   ----------
         (Address of principal                        (Zip Code)
         executive offices)

       Registrant's telephone number, including area code: (605) 331-2626

  (Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

     On December 19, 2005, Citibank (South Dakota), National Association ("Citibank (South Dakota)"), as Seller and Servicer, Citibank (Nevada), National Association ("Citibank (Nevada)"), as Seller, and Deutsche Bank Trust Company Americas, as Trustee (the "Trustee") entered into Amendment No. 2 to the Amended and Restated Pooling and Servicing Agreement, dated as of October 5, 2001, among Citibank (South Dakota), Citibank (Nevada) and the Trustee.


Item 9.01     Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits:

          The following exhibit is filed herewith:

     Exhibit 4 Amendment No. 2, dated as of December 19, 2005, to the Amended and Restated Pooling and Servicing Agreement, among Citibank (South Dakota), Citibank (Nevada) and the Trustee


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

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CITIBANK (SOUTH DAKOTA),
                                         NATIONAL ASSOCIATION,
                                         as Servicer
                                         (Registrant)


                                    By:  /s/ Douglas C. Morrison
                                         -----------------------
                                             Douglas C. Morrison
                                             Vice President


Dated:  December 20, 2005


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

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.
-----------

     4 Amendment No. 2, dated as of December 19, 2005, to the Amended and Restated Pooling and Servicing Agreement, among Citibank (South Dakota), Citibank (Nevada) and the Trustee


                                       4